Term Loan	9 Months Ended	12 Months Ended
	Sep. 30, 2020	Dec. 31, 2019
Debt Disclosure [Abstract]
Term Loan

7. Term Loan

Term loan consist of the following (in thousands):

	September 30, 2020	December 31, 2019
Principal of term loan	$30,000	$30,000
Unamortized debt discount	(348)	(939)

Total term loan	29,652	29,061
Less: term loan, current	—	(7,500)

Term loan, noncurrent	$29,652	$21,561

Perceptive Term Loans

On June 30, 2017 the Company entered into a senior, secured, delayed-draw term loan facility (the “Perceptive Term Loan Agreement”) with Perceptive Credit Holdings, LP (the “Perceptive Lenders”), as the administrative agent and the collateral agent, for various related Perceptive group companies to borrow up to $40.0 million (the “Perceptive Term Loans”). The Perceptive Term Loans had a maturity date of June 30, 2021 and bore interest at a rate of 8.55% plus the greater of the three-month LIBOR and 2.00%.

In July 2020, the Company used the SVB Term Loan (see below) to repay in full all amounts due under the Perceptive Term Loan and cash on hand to pay $1.2 million in early prepayment, accrued interest and exit fees. The repayment of the Perceptive Term Loan was accounted for as a debt extinguishment, which resulted in a loss on extinguishment of $1.6 million recorded in the accompanying condensed statements of operations for the nine months ended September 30, 2020.

SVB Loan and Security Agreement

On July 2, 2020, the Company entered into a senior secured term loan facility with Silicon Valley Bank (SVB) (the SVB Loan and Security Agreement), which provides for a $30.0 million term loan (the “SVB Term Loan”).

The SVB Term Loan matures on November 1, 2025. Payments under the SVB Term Loan are for interest only through May 2023, and then 30 monthly principal and interest from June 2023 until maturity. The SVB Term Loan bears interest at the greater of (A) 0.5% above the Prime Rate as reported in the Wall Street Journal and (B) 3.75% (3.75% as of September 30, 2020). The Company is obligated to maintain a restricted cash balance greater or equal to the outstanding principal balance of $30.0 million of the SVB Term Loan.

There is also a final payment fee equal to 6.75% of the original principal amount of the SVB Term Loan, or approximately $2.0 million, due at maturity (or any earlier date of optional pre-payment or acceleration of principal due to an event of default). Such fee is being accreted to interest expense using the effective interest method with the offset recorded in noncurrent accrued interest. The Company may, at its option, prepay the SVB Term Loan in full, subject to an additional prepayment fee ranging between 1% and 3% of the outstanding principal amount of the SVB.

In the event of default or change in control, all unpaid principal and all accrued and unpaid interest amounts (if any) become immediately due and payable including the prepayment fee. Events of default include, but are not limited to, a payment default, a material adverse change, and insolvency. The SVB Term Loan is secured by substantially all of the Company’s assets, including all of the capital stock held by the Company, if any (subject to a 65% limitation on pledges of capital stock of foreign subsidiaries), subject to certain exceptions. The SVB Loan and Security Agreement contains customary representations, warranties, affirmative covenants and also contains certain restrictive covenants.

Debt issuance costs paid directly to SVB and other debt issuance costs amounting to $0.4 million were accounted for as discounts on the SVB Term Loan as of September 20, 2020. These debt discounts, along with the final payment fee, are being amortized over the term of the SVB Term Loan using the effective interest rate method. As of September 30, 2020, the unamortized debt discount is $0.3 million, which is recorded as a direct deduction from the SVB Term Loan on the accompanying condensed balance sheet.

8. Term Loans

Term loans consist of the following (in thousands):

	December 31,
	2018	2019
Principal of Perceptive term loan	$30,000	$30,000
Unamortized discount	(1,654)	(939)

Term loan, current and noncurrent	28,346	29,061
Less: term loan, current	—	(7,500)

Term loan, noncurrent	$28,346	$21,561

Perceptive Term Loans

On June 30, 2017 the Company entered into a senior, secured, delayed-draw term loan facility (the “Perceptive Term Loan Agreement”) with Perceptive Credit Holdings, LP (the “Perceptive Lenders”), as the administrative agent and the collateral agent, for various related Perceptive group companies to borrow up to $40.0 million (the “Perceptive Term Loans”). The Perceptive Term Loans bear interest at a rate of 8.55%, plus the greater of the three-month LIBOR and 2.00% (10.65% as of December 31, 2019) and may be drawn in two tranches. On the closing date, the first tranche, in the amount of $30.0 million (“Perceptive Term Loan A”), was drawn. The net proceeds of the Perceptive Term Loan A was approximately $29.5 million, net of an upfront fee of $0.3 million and closing costs.

In connection with the Perceptive Term Loans, the Company issued warrants to the Perceptive Lenders for the purchase of up to an initial aggregate of 1,654,461 shares of the Company’s Series C redeemable convertible preferred stock, at an initial exercise price of $2.5915 per share. Of the total warrants issued, 1,240,846 were allocated to Perceptive Term Loan A and 413,615 were allocated to the second tranche (“Perceptive Term Loan B”) as the warrants were considered to have been issued in connection with the entire loan commitment. The fair value of the warrant on issuance was $3.0 million of which $2.2 million was recorded as a debt discount on Perceptive Term Loan A, and the remaining $0.8 million was recorded as a deferred loan commitment cost.

The Company incurred debt financing costs on issuance of $0.7 million, of which $0.5 million was recorded as a debt discount on the Perceptive Term Loan A and the remaining amount of $0.2 million was recorded as a deferred loan commitment cost, which is being amortized over the remaining term of the term loan using the straight-line method. As of December 31, 2019, the deferred loan commitment cost was fully amortized.

A final payment fee, in the amount of $0.3 million, or 1.1% of the principal amount of Perceptive Term Loan A, is being accreted to interest expense using the effective interest method with the offset recorded in other long-term liabilities. The fee represents incremental interest on Perceptive Term Loan A, which is due at maturity. On April 11, 2019, the Company and the Perceptive Lenders amended the Perceptive Term Loan Agreement in order to extend the Delayed Draw Date on Perceptive Term Loan B to March 31, 2020. The Term Loan B amount of $10.0 million had not been drawn as of December 31, 2019. The Company can borrow the Perceptive Term Loan B funds if the following conditions are achieved: (i) the borrowing shall occur on or prior to March 31, 2020 and (ii) the first commercial sale of the Company’s next generation product has occurred. The total amount of the Perceptive Term Loan B is up to $10.0 million, and is at the Company’s option.

Payments relative to the Perceptive Term Loans are initially interest only and are made at the end of each calendar quarter. Principal payments of $3.8 million commence in the quarter ended September 30, 2020 and continue through March 31, 2021, with the remaining principal balance due on the maturity date of June 30, 2021; provided that if a Qualified IPO (as defined in the Perceptive Term Loan) occurs prior to June 30, 2020, the Company shall not be required to make any principal payments after the effective date of such Qualified IPO and the entire outstanding principal amount of the Perceptive Term Loans will be due on the maturity date of June 30, 2021.

Other than for events of default and if a mandatory prepayment is required (see below), there are no requirements for the Company to repay a Perceptive Term Loan prior to maturity, although early repayments are permitted. In the event of an early repayment, if a Qualified IPO has not occurred on or prior to December 31, 2018, the Company is required to pay a fee in the amount of 6% of the aggregate outstanding principal if the Perceptive Term Loans are prepaid prior to the end of the first anniversary of the closing date, or June 30, 2018.

The amount of the prepayment premium decreases by 1% during each subsequent twelve-month period thereafter, down to a minimum of 3%. As of December 31, 2019, the prepayment fee is 3% or $0.9 million.

Mandatory prepayment of a Perceptive Term Loan is required upon the occurrence of a casualty event, which results in net cash proceeds in excess of $0.3 million in the aggregate to the Company an amount equal to (i) 100% of the net cash proceeds received by the Company, (ii) the applicable prepayment premium on the principal amount of the Perceptive Term Loans being so prepaid, (iii) any accrued but unpaid interest on such principal amount of the Perceptive Term Loans being so prepaid less, subject to certain conditions, (iv) costs to acquire or repair fixed or capital assets useful in the business.

The Perceptive Term Loans are collateralized by a first priority security interest on substantially all of the Company’s assets excluding property not assignable without consent by a third party.

Key Covenants

The Company’s term loan agreement with Perceptive contains customary representations and warranties, covenants, events of default and termination provisions. The covenants place restrictions on the incurrence of additional indebtedness and liens, changes in the Company’s business, the payment of cash dividends, the dispositions of assets and mergers and acquisitions. Other covenants require the Company to maintain minimum cash balances and achieve certain annual minimum revenue targets. Revenue targets for the Perceptive term loan agreement will commence in the year ended December 31, 2019. The Company was in compliance with all covenants and limitations included in the provisions of its term loan agreement as of December 31, 2019.

As of December 31, 2019, debt maturities for the next five years are as follows (in thousands):

2020	$7,500
2021	22,500

$30,000